Table of Contents

AMENDMENT NO. 17 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 17 to the NAVITAIRE Hosted Services Agreement (this "Amendment"), effective as of February 1, 2010, is entered into by and between NAVITAIRE Inc., a Delaware corporation ("NAVITAIRE"), and VRG Linhas Aereas S.A., as successor of GOL - Transportes Aereos S/A, a Brazilian corporation ("Customer"). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A. NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) Amendment No. 6 dated as of April 5, 2006, (vi) Amendment No. 7 dated as of June 1, 2006, (vii) Amendment No. 8 dated as of June 11, 2007 (viii) Amendment No. 9 dated as of August 20, 2007; (ix) Amendment No. 10 dated as of August 27, 2007; (x) Amendment No. 11 dated as of April 24, 2008; (xi) Amendment No. 12 dated as of April 24, 2008; (xii) Amendment No. 13 dated as of July 31, 2008; (xiii) Amendment No. 14 dated as of October 31, 2008; (xiv) Amendment No. 15 dated as of October 1, 2008; and (xv) Amendment No. 16 dated as of October 1, 2009 (the "Agreement"), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B. Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C. NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1 Amendment to Add Outbound Interline E-Ticket Functionality to the Agreement, as follows:

(a) Scope of Services. The following Services are added to Section 2, Scope of Services, of the Agreement, as follows:

Outbound Interline E-Ticket Functionality

(b) Functionality. The following is hereby added to Exhibit A, Section 6 New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services, as follows:

Outbound Interline E-Ticket Functionality
General Features - Outbound Interline E-Ticket Functionality
• Ability to generate the following [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ticketing messages using standard EDIFACT [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
• Ability to configure the data required to support Interline E-Ticketing in the NAVITAIRE system.
• Ability to place host marketing code-share and outbound interline bookings on a PNR queue for ticketing.
• Ability to issue host carrier validated adult and infant Interline E-Tickets using the NAVITAIRE system.
• Ability to reissue host carrier validated adult and infant Interline E-Tickets using the NAVITAIRE system.
• Ability to reissue adult and infant Interline E-Tickets issued by and validated on another airline when E- Ticket number data is stored in the NAVITAIRE system.
• Ability to reissue adult and infant Interline E-Tickets issued by a GDS subscriber and validated on another airline when E-Ticket number data is stored in the NAVITAIRE system.
• Ability to display host carrier validated E-Ticket data using the NAVITAIRE system.
• Ability to generate post-departure E-Ticket ‘Lifted/boarded’ status updates to an Electronic Ticketing Interchange and Database Provider using standard teletype ETL (E-Ticket List) messages.
• Ability to transmit E-Ticket number data generated by the NAVITAIRE system via standard teletype automated SSR TKNE to host marketing code-share and outbound interline carriers.
• Ability to accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by and validated on another airline that is not hosted in the NAVITAIRE system.
• Ability to accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by a GDS subscriber and validated on another airline that is not hosted in the NAVITAIRE system.
• Ability to accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by a GDS subscriber and validated on the host carrier’s accounting code.
• Ability to store E-Ticket numbers in the NAVITAIRE system at the passenger and segment level.
Note: Customer is responsible for negotiating and maintaining the appropriate agreements with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as the Electronic Ticketing Interchange and Database Provider as well as bi-lateral Interline E-Ticketing agreements with other airlines. Functionality is available on New Skies release 2.3 or 3.2 and higher.

(c) Implementation Fees. The following Implementation Fees are added to Exhibit H, Section 1.2:

Product/Service Description	Implementation Fees*
Outbound Interline E-Ticket Functionality	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* Implementation Fee for E-Ticketing on Demand includes: a) development with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as the E-Ticketing partner; and b) up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of implementation support including project management, operations, NAVITAIRE system training, and support personnel. Additional implementation hours are [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Implementation Fee will be invoiced to Customer and is due upon initiation of an Outbound Interline E-Ticketing Implementation Project. The remaining Implementation Fee is due and payable in full upon completion of the Implementation Project.

After Customer has completed the E-Ticketing on Demand implementation with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as the E-Ticketing partner, subsequent activations with airliner partners, where[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the E-Ticketing on Demand partner, will [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(d) Monthly Recurring Service Fees. The following Monthly Recurring Service Fees are added to Exhibit H, as Section 1.1.24:

1.1.24 Monthly Recurring Service Fees - Outbound Interline E-Ticket Functionality.

(Applicable only if selected in Section 2 of Exhibit A):

Description	Outbound Interline E-Ticket Functionality
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month (includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] issued using the NAVITAIRE system)
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee*	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* Any transaction volumes collectively for all E-Tickets issued using the NAVITAIRE system, above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will incur the[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee outlined in Section 1.1.24 above.

New Skies is designed as a predominately ticketless system. Should Customer exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the rates outlined in Section 1.1.24 above will be reviewed to determine if additional infrastructure and support fees should be charged to Customer.

Note 1: Any fees charged by the Electronic Ticketing Interchange and Database Provider for the services it provides under the terms of the ETSA are the responsibility of Customer and are exclusive of any charges assessed by NAVITAIRE for the services it provides under Section 6 of Exhibit A.

2 Amendment to Modify the Look to Book Ratio of the Agreement.

(a) Definitions. Exhibit A Section 1 ‘Look to Book Ratio’ is hereby replaced in its entirety as follows:

Look to Book Ratio means the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. If this result exceeds the ratio defined in Exhibit H, each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be charged the excess usage fees outlined in Exhibit H, Section 1.1.

For example, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] This Look to Book Ratio would result in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] being charged the monthly excess usage fees [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b) Exhibit H Section 1.1 (c) Look to Book Ratio - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Exhibit H Section 1.1 (c) is hereby replaced in its entirety as follows:

(c) Look to Book Ratio - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. A Look to Book Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] bookings as described in Section 1 of Exhibit A. If the established Look to Book Ratio is exceeded, the excess usage fees will be calculated in accordance with the example provided below:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] If the Look to Book Ratio exceeds [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be charged the excess [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] usage fee of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NAVITAIRE agrees to provide Customer with a report on a monthly basis indicating the number [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] requests by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] partner. The report will be available upon Customer’s migration to New Skies version 2.1.1 or higher.

• NAVITAIRE and Customer acknowledge [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. New Skies version [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. NAVITAIRE and Customer acknowledge that Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(c) Exhibit H Section 1.1 (d) Look to Book Ratio - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Exhibit H Section 1.1 (d) is hereby replaced in its entirety as follows:

(d) Look to Book Ratio - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. A Look to Book Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as described in Section 1 of Exhibit A. If the established Look to Book Ratio is exceeded, the excess usage fees will be[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. If the Look to Book Ratio for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is exceeded in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Customer may request a meeting with Navitaire to review options and work together in good faith.

3 Amendment to Add Look to Book Monthly Fees to the Agreement. Exhibit H Section 1.1.25 is hereby added to the Agreement as follows:

1.1.25 Monthly Recurring Service Fees - Look to Book Monthly Fees.

Description	Look to Book Monthly Fees Price per Service
Monthly Infrastructure and Support Fee - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month*
(includes Look to Book Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])
Monthly Infrastructure and Support Fee - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month*
(includes Look to Book Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

* If the Look to Book Ratio for either service is exceeded, the excess usage fees are USD 0.05, as described in Section 1.1 of Exhibit H.

4 Look to Book Invoicing. NAVITAIRE and Customer agree that if this Amendment is signed prior to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; (a) NAVITAIRE will acknowledge that Customer’s Look to Book invoices from[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; (b) NAVITAIRE agrees that no additional fees for the Look to Book services during these time periods will be invoiced to Customer; and (c) NAVITAIRE will bill Customer according to the terms and conditions contained herein for Look to Book activities from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. If this Amendment is not signed and received by NAVITAIRE prior to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], NAVITAIRE will bill Customer according to the terms and conditions of the Agreement in force prior to the execution of this Amendment for Look to Book activities from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] until the signature date of this Amendment.

5 No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. Except as stated herein, this Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

6 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

7 Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

8 Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

<SIGNATURE PAGE FOLLOWS>

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NAVITAIRE INC.

By:___________________________________
Its:___________________________________
Date: _________________________________

CUSTOMER

By:___________________________________
Its:___________________________________
Airline:_______________________________
Date: _________________________________
Witness Name:_________________________

Witness ID: ___________________________

Witness Name:_________________________

Witness ID:____________________________